Pilgrim’s Pride Corporation Financial Results for Fourth Quarter and Year Ended Dec 27, 2015

 Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  “EBITDA” is defined as net income (loss) plus interest, income taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company’s operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. Cautionary Notes and Forward-Looking Statements 2

After Expanding, Egg Sets Finished Unchanged to 2014 Source: USDA 3 211,630 190,289 207,175 207,114 180,000 185,000 190,000 195,000 200,000 205,000 210,000 215,000 1/ 9 1/ 23 2/ 6 2/ 20 3/ 5 3/ 19 4/ 2 4/ 16 4/ 30 5/ 14 5/ 28 6/ 11 6/ 25 7/ 9 7/ 23 8/ 6 8/ 20 9/ 3 9/ 17 10 /1 10 /1 5 10 /2 9 11 /1 2 11 /2 6 12 /1 0 12 /2 4 Th ou sa nd Eg g United States, Selected 19 Poultry Chicken, broiler Sets '11-'15 Range '14 '15 '16 '16 Est '11-'15 Avg

Placements Lower than 2014 and Close to 5-yr Avg Source: USDA 4 174,621 156,056 170,921 170,289 145,000 150,000 155,000 160,000 165,000 170,000 175,000 180,000 1/ 9 1/ 23 2/ 6 2/ 20 3/ 5 3/ 19 4/ 2 4/ 16 4/ 30 5/ 14 5/ 28 6/ 11 6/ 25 7/ 9 7/ 23 8/ 6 8/ 20 9/ 3 9/ 17 10 /1 10 /1 5 10 /2 9 11 /1 2 11 /2 6 12 /1 0 12 /2 4 Th ou sa nd H ea d United States, Selected 19 Poultry Chicken, broiler Placed '11-'15 Range '14 '15 '16 '16 Est '11-'15 Avg

Jumbo Bird Accounts for All Growth in Slaughter Source: USDA 5 Down 1% Up 11%

 Hatching layer growth remains moderate despite volatility in pullet placements.  Pullet placements up 7.0% YTD.  Hatching layers in Dec were up 3.0% from a year ago, up 2.9% YTD.  Egg production flattish. Despite Increasing Pullet Placements, Breeder Growth Still Modest Source: USDA 6

Cold Storage High but Starting to Decline Source: USDA  Overall inventories higher than 2014 but bigger leg quarter and breast meat inventories being reduced. Big bird production are already starting to decline. 7

Cutout Values Improving and Contract Still at Strong Levels Source: PPC 8 Cutout Values

Wholesale Chicken Prices Source: USDA 9

Corn Stocks Still at High Levels  Global stocks up slightly from last year as harvest remains plentiful.  At 21.6%, stocks to use global inventories will be at one of historically highest levels. Source: USDA 10

Global Soybean Inventories Expanding  Record crops in US, Brazil and Argentina all contributing to record global stocks for oilseeds.  Stocks/Use globally also at historically high level. Source: USDA 11

Fiscal Year 2015 Financial Review  Stability in full-year margin performance due to portfolio strategy of well-balanced product mix and broad customer segments.  SG&A higher than FY-14, due to the addition of the Mexico acquired operations (PPC-Norte).  Adjusted FY-15 EBITDA of $1.21B (14.9% margin) compares well with $1.35B (15.8% margin) for FY-14, considering much weaker cutout in 2015 and challenging Mexico.  Adjusted EPS of $2.60. Main Indicators ($M) FY-15 FY-14 Net Revenue 8,180.1 8,583.4 Gross Profit 1,254.4 1,394.0 SG&A 209.5 190.9 Operating Income 1,044.9 1,203.1 Net Interest 33.9 77.3 Net Income 645.9 711.6 Net Income per Share 2.50 2.74 Adjusted EBITDA* 1,213.5 1,352.2 Adjusted EBITDA Margin 14.9% 15.8% * Adjusted EBITDA is a non-GAAP measurement considered by management to be useful in understanding our results. Please see most recent SEC financial filings for definition of adjusted EBITDA and reconciliation to GAAP. In $M FY-15 FY-14 U.S. Revenue 7,143.4 7,647.0 U.S. EBITDA 1,093.5 1,170.6 EBITDA Margin 15.3% 15.3% 12 Source: PPC

Fourth Quarter 2015 Financial Review Source: PPC  Solid Quarter despite tough Mexico, challenging exports, strong USD, and pressure from cutout values.  SG&A higher than Q4-14, due to the addition of the Mexico acquired operations (PPC-Norte).  Adjusted EBITDA 59% lower than Q4-14 due to pressured cutout, lack of access to some export markets, and challenging Mexico.  Adjusted EPS of $0.26. Main Indicators ($M) Q4-15 Q4-14 Net Revenue 1,960.8 2,110.4 Gross Profit 160.7 379.1 SG&A 52.9 50.2 Operating Income 107.8 329.0 Net Interest 10.1 34.8 Net Income 63.1 167.2 Net Income per Share 0.25 0.64 Adjusted EBITDA* 150.0 367.8 Adjusted EBITDA Margin 7.7% 17.4% * Adjusted EBITDA is a non-GAAP measurement considered by management to be useful in understanding our results. Please see most recent SEC financial filings for definition of adjusted EBITDA and reconciliation to GAAP. 13

Net Debt Remains Low Source: PPC  Free Cash flow generation of $88MM in the quarter.  Net debt multiple remains low at 0.49x LTM EBITDA (post PPC-Norte purchase). 14 307.1 805.4 379.1 307.1 Mexico Acquisition

Fourth Quarter 2015 Capital Spending Capex (US$M) Source: PPC  Strong free cash flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects. 15

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 16

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. Source: PPC 17 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Fifty-Two Weeks Ended December 27, 2015 December 28, 2014 December 27, 2015 December 28, 2014 (In thousands) Net income from continuing operations $ 63,050 $ 167,003 $ 645,962 $ 711,438 Add: Interest expense, net 10,091 34,838 33,875 77,271 Income tax expense (benefit) 33,045 106,021 346,796 390,953 Depreciation and amortization 42,490 43,084 158,975 155,824 Minus: Amortization of capitalized financing costs 930 6,348 3,638 13,712 EBITDA 147,746 344,598 1,181,970 1,321,774 Add: Foreign currency transaction losses (gains) 2,134 23,047 25,940 27,979 Restructuring charges — — 5,605 2,286 Minus: Net income (loss) attributable to noncontrolling interest (98) (184) 48 (210) Adjusted EBITDA $ 149,978 $ 367,829 $ 1,213,467 $ 1,352,249

Appendix: Reconciliation of LTM EBITDA Source: PPC The summary unaudited consolidated income statement data for the twelve months ended December 27, 2015 (the LTM Period) have been calculated by summing each of the unaudited thirteen week periods within the audited fifty-two week period ended December 27, 2015. 18 PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended LTM Ended March 29, 2015 June 28, 2015 September 27, 2015 December 27, 2015 December 27, 2015 (In thousands) Net income from continuing operations $ 204,193 $ 241,624 $ 137,095 $ 63,050 $ 645,962 Add: Interest expense, net 3,365 10,237 10,182 10,091 33,875 Income tax expense (benefit) 111,494 129,104 73,153 33,045 346,796 Depreciation and amortization 36,152 38,918 41,415 42,490 158,975 Asset impairments — — — — — Minus: Amortization of capitalized financing costs 725 864 1,119 930 3,638 EBITDA 354,479 419,019 260,726 147,746 1,181,970 Add: Foreign currency transaction losses (gains) 8,974 2,059 12,773 2,134 25,940 Restructuring charges — 4,813 792 — 5,605 Minus: Net income (loss) attributable to noncontrolling interest (22) 135 33 (98) 48 Adjusted EBITDA $ 363,475 $ 425,756 $ 274,258 $ 149,978 $ 1,213,467

Pilgrim's

Appendix: Reconciliation of EBITDA Margin

EBITDA margins have been calculated using by taking the unaudited EBITDA figures and income statement components, then dividing by Net Revenue for the applicable period.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin

(Unaudited)	Thirteen Weeks Ended		Fifty-Two Weeks Ended		Thirteen Weeks Ended		Fifty-Two Weeks Ended	
	December 27, 2015	December 28, 2014	December 27, 2015	December 28, 2014	December 27, 2015	December 28, 2014	December 27, 2015	December 28, 2014
	(In thousands)							
Net income from continuing operations	$ 63,050	$ 167,003	$ 645,962	$ 711,438	3.22 %	7.91 %	7.90%	8.29 %
Add:								
Interest expense, net	10,091	34,838	33,875	77,271	0.51 %	1.65 %	0.41%	0.90 %
Income tax expense (benefit)	33,045	106,021	346,796	390,953	1.69 %	5.02 %	4.24%	4.55 %
Depreciation and amortization	42,490	43,084	158,975	155,824	2.17 %	2.04 %	1.94%	1.82 %
Asset impairments	—	—	—	—	— %	— %	—%	— %
Minus:					— %	— %	—%	— %
Amortization of capitalized financing costs	930	6,348	3,638	13,712	0.05 %	0.30 %	0.04%	0.16 %
EBITDA	147,746	344,598	1,181,970	1,321,774	7.54 %	16.33 %	14.45%	15.40 %
Add:								
Foreign currency transaction losses (gains)	2,134	23,047	25,940	27,979	0.11 %	1.09 %	0.32%	0.33 %
Restructuring charges	—	—	5,605	2,286	— %	— %	0.07%	0.03 %
Minus:								
Net income (loss) attributable to noncontrolling interest	(98)	(184)	48	(210)	— %	(0.01)%	—%	— %
Adjusted EBITDA	$ 149,978	$ 367,829	$ 1,213,467	$ 1,352,249	7.65 %	17.43 %	14.83%	15.75 %
Net Revenue:	$ 1,960,780	$ 2,110,436	$ 8,180,104	$ 8,583,365	$ 1,960,780	$ 2,110,436	$ 8,180,104	$ 8,583,365

19

Source: PPC

Appendix: Reconciliation of Adjusted Earnings Source: PPC A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: 20 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended Fifty-Two Weeks Ended December 27, 2015 December 28, 2014 December 27, 2015 December 28, 2014 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's Pride Corporation $ 63,148 $ 167,187 $ 645,914 $ 711,648 Loss on early extinguishment of debt — 25,271 1,470 29,475 Foreign currency transaction losses (gains) 2,134 23,047 25,940 27,979 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) 65,282 215,505 673,324 769,102 Weighted average diluted shares of common stock outstanding 255,478 259,543 258,676 259,471 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) per common diluted share $ 0.26 $ 0.83 $ 2.60 $ 2.96

Appendix: Net Debt / Cash Position Reconciliation Source: PPC Net debt is defined as total long term debt less current maturities, plus current maturities of long term debt and notes payable, minus cash, cash equivalents and investments in available-for-sale securities. Net debt is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other parties, in addition to and not in lieu of debt as presented under GAAP, to compare the indebtedness of companies. A reconciliation of net debt is as follows: 21 PILGRIM'S PRIDE CORPORATION Reconciliation of Net Debt (Unaudited) December 29, 2013 December 28, 2014 December 27, 2015 (In thousands) Long term debt, less current maturities $ 501,999 $ 3,980 $ 985,509 Add: Current maturities of long term debt and notes payable 410,234 262 28,812 Minus: Cash and cash equivalents 508,206 576,143 439,638 Minus: Available-for-sale securities 96,902 — — Net debt (cash position) $ 307,125 $ (571,901) $ 574,683